[GRAPHIC OMITTED]

                         FARMERS MUTUAL FUND PORTFOLIOS
                                Income Portfolio
                          Income with Growth Portfolio
                               Balanced Portfolio
                          Growth with Income Portfolio
                                Growth Portfolio

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 16, 1999

                             -----------------------

The following text modifies the information in the "About the Portfolios -- Underlying funds" section on page 14 of the Portfolios' prospectus:

PIMCO Low Duration Fund seeks to maximize total return, consistent with preservation of capital and prudent investment management. The fund generally invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the fund will normally vary within a one- to three-year time frame based on the fund's investment adviser's forecast for interest rates.








July 26, 1999